UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 19, 2019
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2485 Augustine Drive Santa Clara, California 95054 (Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Named Executive Officer Salary Increases
On February 19, 2019, the Compensation and Leadership Resources Committee (the "Committee") of the Board of Directors (the "Board") of Advanced Micro Devices, Inc. (the "Company") approved the following base salary increases effective February 19, 2019 for the Named Executive Officers (as set forth in the Company’s most recent definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2018) listed below:

Name and Title	New Base Salary	Previous Base Salary
Forrest E. Norrod, Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group	$575,000	$550,000
Mark D. Papermaster, Chief Technology Officer and Executive Vice President, Technology and Engineering	$625,000	$600,000

Executive Incentive Plan Bonuses for Fiscal 2018
On February 19, 2019, the Committee approved the following annual cash performance bonuses under the Company’s Executive Incentive Plan (the “EIP”) for the Named Executive Officers listed below:

Named Executive Officer	Fiscal 2018 Annual Cash Performance Bonuses
Devinder Kumar, Senior Vice President, Chief Financial Officer and Treasurer	$479,450
Forrest E. Norrod, Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group	$464,400
Mark D. Papermaster, Chief Technology Officer and Executive Vice President, Technology and Engineering	$505,250

On February 20, 2019, the Board approved the following annual cash performance bonus under the EIP for the Company's President and Chief Executive Officer:

Lisa T. Su, President and Chief Executive Officer	$1,241,625

Pursuant to the EIP, the annual cash performance bonuses were based on the Company’s performance during the 2018 fiscal year (i.e., December 31, 2017 to December 29, 2018) as evaluated against the following pre-established Company-wide financial measures: adjusted non-GAAP net income, revenue and adjusted free cash flow.

The annual cash performance bonuses under the EIP for 2018 for the Company’s President and Chief Executive Officer and each of the other Named Executive Officers listed above is approximately 86% of their respective 2018 target cash bonus opportunity.  These bonus awards are expected to be paid in April 2019.

The Company intends to provide additional information regarding the 2018 annual cash performance bonuses in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders of the Company, which is expected to be filed with the Securities and Exchange Commission in March 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2019	ADVANCED MICRO DEVICES, INC.

By:	/s/ Harry A. Wolin
Name:	Harry A. Wolin
Title:	Senior Vice President, General Counsel and Corporate Secretary